                                                                   Exhibit 99.30

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offer which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling th free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus a prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersede inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free W Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayme the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The sp characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the sec discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registra qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be will assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully co the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $115,188,949
Aggregate Original Principal Balance                   $115,191,511
Number of Mortgage Loans                                        510

                                            MINIMUM       MAXIMUM          AVERAGE (1)
                                          ----------   ------------   --------------------
Original Principal Balance                  $20,000      $696,800           $225,866
Outstanding Principal Balance               $19,993      $696,800           $225,861

                                            MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                          ----------   ------------   --------------------
Original Term (mos)                            180           360               360
Stated remaining Term (mos)                    178           360               359
Loan Age (mos)                                   0             4                 1
Current Interest Rate                        6.500%       12.500%            7.987%
Initial Interest Rate Cap(4)                 3.000%        3.000%            3.000%
Periodic Rate Cap(4)                         1.000%        1.000%            1.000%
Gross Margin(4)                              0.500%        9.000%            6.809%
Maximum Mortgage Rate(4)                    12.500%       16.250%           13.827%
Minimum Mortgage Rate(4)                     6.500%       10.250%            7.827%
Months to Roll(4)                               22            83                27
Original Loan-to-Value                       22.73%       100.00%            79.31%
Combined Loan-to-Value                       22.73%       100.00%            97.35%
Credit Score (3)                               560           801               680

                                           EARLIEST       LATEST
                                          ----------   ------------
Maturity Date                             07/01/2021    09/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                       96.29%
2nd Lien                                        3.71%

OCCUPANCY
Primary                                        98.00%
Second Home                                     0.38%
Investment                                      1.63%

LOAN TYPE
Fixed Rate                                      5.76%
ARM                                            94.24%

AMORTIZATION TYPE
Fully Amortizing                                7.66%
Interest Only                                  17.48%
15/30 Balloon                                   0.14%
30/40 Balloon                                   5.09%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2004                                            0.00%
2005                                            0.00%
2006                                          100.00%

LOAN PURPOSE
Purchase                                       85.11%
Refinance - Rate Term                           1.04%
Refinance - Cashout                            13.86%

PROPERTY TYPE
Single Family Residence                        74.22%
Condominium                                     8.31%
Planned Unit Development                       13.27%
2-4 Family                                      4.20%
Townhouse                                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%               1        112,750      0.10      6.500      734      112,750      55.00     39.95     0.00     0.00
6.501% to 7.000%              72     20,528,133     17.82      6.990      712      285,113      78.60     45.88     0.00    31.28
7.001% to 7.500%             103     27,080,447     23.51      7.290      703      262,917      78.58     45.88     0.00    20.50
7.501% to 8.000%              91     23,125,345     20.08      7.852      680      254,125      78.23     45.36     0.00    25.04
8.001% to 8.500%              89     18,961,358     16.46      8.318      665      213,049      78.33     45.25     0.00     7.75
8.501% to 9.000%              74     15,510,591     13.47      8.745      645      209,603      79.20     43.92     0.00     5.80
9.001% to 9.500%              16      2,522,327      2.19      9.288      644      157,645      80.41     41.47     0.00     0.00
9.501% to 10.000%             11      2,417,166      2.10      9.816      604      219,742      77.12     45.49     0.00     0.00
10.001% to 10.500%             4        654,022      0.57     10.203      657      163,506      73.94     37.51     0.00     0.00
11.001% to 11.500%            29      2,574,807      2.24     11.434      653       88,786      99.87     47.15     0.00     0.00
11.501% to 12.000%            18      1,502,029      1.30     11.771      658       83,446     100.00     47.06     0.00     0.00
12.001% to 12.500%             2        199,974      0.17     12.500      652       99,987     100.00     44.49     0.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     1        159,700      0.14     11.625      667      159,700     100.00     44.86     0.00     0.00
349 to 360                   509    115,029,248     99.86      7.982      680      225,991      79.28     45.29     0.00    17.50
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               16        585,957      0.51     10.868      647       36,622      90.37     36.62     0.00     0.00
$50,001 to $100,000           64      5,012,706      4.35      9.404      663       78,324      83.22     41.85     0.00     0.00
$100,001 to $150,000         102     12,772,654     11.09      8.425      676      125,222      81.26     42.51     0.00     4.05
$150,001 to $200,000          80     14,009,553     12.16      8.210      679      175,119      80.45     43.08     0.00    11.98
$200,001 to $250,000          62     13,672,785     11.87      7.996      681      220,529      79.21     44.62     0.00    10.98
$250,001 to $300,000          55     15,010,387     13.03      7.666      684      272,916      78.30     46.10     0.00    21.77
$300,001 to $350,000          44     14,257,375     12.38      7.709      690      324,031      77.88     47.34     0.00    11.58
$350,001 to $400,000          28     10,683,020      9.27      7.701      672      381,536      78.32     47.62     0.00    32.50
$400,001 to $450,000          20      8,486,232      7.37      7.839      676      424,312      77.50     46.13     0.00    19.96
$450,001 to $500,000          15      7,090,217      6.16      7.903      673      472,681      79.04     47.47     0.00    26.46
$500,001 to $550,000          11      5,736,106      4.98      7.797      694      521,464      79.03     46.54     0.00    35.88
$550,001 to $600,000           8      4,625,258      4.02      7.680      683      578,157      79.36     45.02     0.00    25.23
$600,001 to $650,000           3      1,893,900      1.64      7.458      705      631,300      78.30     48.23     0.00    66.08
$650,001 to $700,000           2      1,352,800      1.17      7.678      689      676,400      80.00     43.44     0.00     0.00
$700,001 to $750,000           0              0        --         --        0            0         --        --     0.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --     0.00     0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --     0.00     0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --     0.00     0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --     0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans            1        159,700  0.138642067   11.625      667      159,700     100.00     44.86     0.00     0.00
2/28 LIBOR Loans              98     24,999,253        21.70    7.612      686      255,094      78.79     45.00     0.00    76.89
2/28 LIBOR Loans (40
   Year Amortization)          7      1,647,903         1.43    7.581      711      235,415      80.13     43.81     0.00     0.00
2/28 LIBOR Loans (45
   Year Amortization)        202     53,607,788        46.54    7.842      678      265,385      78.30     45.98     0.00     0.00
30 Year Fixed Loans           15      1,021,594         0.89   10.085      669       68,106      88.70     41.52     0.00     0.00
30/40 Balloon Loans           40      3,734,851         3.24   11.576      652       93,371      98.83     47.04     0.00     0.00
30/45 Balloon Loans            9      1,714,491         1.49    8.721      691      190,499      76.78     44.01     0.00     0.00
3/27 LIBOR Loans              15      2,319,972         2.01    8.627      673      154,665      80.85     39.41     0.00    18.21
3/27 LIBOR Loans (40
   Year Amortization)          3        370,680         0.32    7.883      711      123,560      79.54     28.05     0.00     0.00
3/27 LIBOR Loans (45
   Year Amortization)        106     22,882,126        19.86    7.990      677      215,869      78.60     45.16     0.00     0.00
5/25 LIBOR Loans               3        611,800         0.53    8.038      701      203,933      76.99     44.51     0.00    80.25
5/25 LIBOR Loans (40
   Year Amortization)          1        104,400         0.09    7.125      702      104,400      80.00     35.57     0.00     0.00
5/25 LIBOR Loans (45
   Year Amortization)          8      1,656,891         1.44    7.398      720      207,111      77.86     46.46     0.00     0.00
7/23 LIBOR Loans (45
   Year Amortization)          2        357,500         0.31    7.777      691      178,750      79.99     30.57     0.00     0.00
                             ---    -----------  -----------   ------      ---      -------     ------     -----     ----    -----
TOTAL:                       510    115,188,949       100.00    7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========  ===========   ======      ===      =======     ======     =====     ====    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              68      8,818,258      7.66      8.452      673      129,680      79.84     41.86     0.00      0.00
Balloon                      379     86,236,330     74.87      8.053      679      227,536      79.32     45.58     0.00      0.00
60 Month Interest-Only        63     20,134,360     17.48      7.500      690      319,593      79.02     45.54     0.00    100.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    ------
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00     17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          445    108,558,313     94.24      7.827      681      243,951      78.56     45.29     0.00    18.55
Fixed Rate                    65      6,630,636      5.76     10.609      665      102,010      91.60     45.35     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        2        301,032      0.26     10.061      590      150,516      73.03     29.05     0.00     0.00
Arizona                        8      1,332,143      1.16      7.874      667      166,518      78.21     41.15     0.00     0.00
California                   201     60,511,150     52.53      7.795      685      301,050      78.93     47.40     0.00    27.04
Colorado                      18      2,376,935      2.06      7.749      680      132,052      79.06     44.10     0.00     6.29
Connecticut                    3        637,986      0.55      8.440      690      212,662      77.36     39.12     0.00     0.00
Florida                       56     11,018,662      9.57      8.071      679      196,762      80.30     42.37     0.00    18.47
Georgia                        5        670,307      0.58      9.081      651      134,061      81.30     43.94     0.00     0.00
Idaho                         12      2,352,102      2.04      8.547      661      196,008      78.63     46.47     0.00     0.00
Illinois                       7      1,099,223      0.95      8.905      684      157,032      81.60     41.79     0.00    15.28
Iowa                           2        100,229      0.09     10.375      623       50,114      73.73     20.59     0.00     0.00
Kansas                         7        859,275      0.75      8.089      695      122,754      79.05     43.76     0.00     0.00
Kentucky                       5        327,387      0.28      8.268      670       65,477      82.25     45.14     0.00     0.00
Maine                          1         63,010      0.05      8.625      659       63,010      75.00     41.54     0.00     0.00
Maryland                       8      2,280,216      1.98      9.036      628      285,027      78.95     43.59     0.00     0.00
Massachusetts                  3        779,914      0.68      9.045      666      259,971      80.00     36.42     0.00     0.00
Michigan                      16      2,002,762      1.74      8.082      716      125,173      80.83     36.70     0.00     0.00
Minnesota                      6      1,222,770      1.06      8.414      660      203,795      77.86     43.82     0.00     0.00
Missouri                       8        759,325      0.66      7.821      671       94,916      77.95     40.52     0.00     0.00
Nebraska                       1         70,300      0.06      8.500      644       70,300      77.85     32.45     0.00     0.00
Nevada                         5      1,368,421      1.19      8.126      684      273,684      77.43     49.32     0.00     0.00
New Jersey                     2        273,564      0.24     10.304      650      136,782      88.67     45.85     0.00     0.00
North Carolina                 4        350,626      0.30      8.903      684       87,657      83.08     36.40     0.00     0.00
Ohio                          19      2,752,102      2.39      8.355      683      144,847      80.06     39.71     0.00     6.33
Oklahoma                       2        178,450      0.15      8.450      647       89,225      78.00     45.72     0.00     0.00
Oregon                        17      3,351,357      2.91      8.461      671      197,139      80.31     42.50     0.00    20.91
Pennsylvania                  10      1,103,009      0.96      8.075      682      110,301      78.47     41.61     0.00     0.00
Tennessee                      1        136,582      0.12      8.500      704      136,582     100.00     42.37     0.00     0.00
Utah                           7        841,720      0.73      8.237      671      120,246      80.20     45.53     0.00     0.00
Virginia                       2        239,810      0.21      9.000      653      119,905      80.00     45.59     0.00     0.00
Washington                    66     15,135,550     13.14      7.875      681      229,327      79.66     44.69     0.00     2.92
Wisconsin                      4        454,780      0.39      8.708      667      113,695      79.93     40.87     0.00    22.52
Wyoming                        2        238,250      0.21      8.217      648      119,125      79.99     41.57     0.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 3        206,046      0.18      8.789      638       68,682      35.08     37.10     0.00     0.00
50.01% to 55.00%               1        112,750      0.10      6.500      734      112,750      55.00     39.95     0.00     0.00
55.01% to 60.00%               2        447,000      0.39      7.722      660      223,500      58.35     46.32     0.00     0.00
60.01% to 65.00%               4        440,283      0.38      8.204      632      110,071      64.56     26.16     0.00     0.00
65.01% to 70.00%               6      1,517,723      1.32      8.505      627      252,954      69.33     44.56     0.00    24.38
70.01% to 75.00%             112     28,954,180     25.14      7.849      670      258,519      74.88     46.09     0.00    14.01
75.01% to 80.00%             313     75,010,422     65.12      7.771      689      239,650      79.94     45.05     0.00    20.18
80.01% to 85.00%               9      2,085,518      1.81      9.267      624      231,724      84.79     47.14     0.00     0.00
85.01% to 90.00%               8      1,859,250      1.61      8.548      687      232,406      88.94     43.39     0.00    30.50
90.01% to 95.00%               1         66,993      0.06     11.500      656       66,993      95.00     49.57     0.00     0.00
95.01% to 100.00%             51      4,488,782      3.90     11.430      658       88,015     100.00     46.54     0.00     0.00
                             ---    -----------    ------     ------      ---      -------     ------     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===      =======     ======     =====     ====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 3        206,046      0.18      8.789      638       68,682      35.08     37.10     0.00     0.00
50.01% to 55.00%               1        112,750      0.10      6.500      734      112,750      55.00     39.95     0.00     0.00
55.01% to 60.00%               2        447,000      0.39      7.722      660      223,500      58.35     46.32     0.00     0.00
60.01% to 65.00%               4        440,283      0.38      8.204      632      110,071      64.56     26.16     0.00     0.00
65.01% to 70.00%               5      1,154,773      1.00      8.624      602      230,955      69.12     43.17     0.00    32.04
70.01% to 75.00%              10      2,153,780      1.87      8.808      625      215,378      73.88     44.69     0.00    13.70
75.01% to 80.00%              15      3,432,917      2.98      9.080      627      228,861      79.15     42.78     0.00     0.00
80.01% to 85.00%               9      2,085,518      1.81      9.267      624      231,724      84.79     47.14     0.00     0.00
85.01% to 90.00%              13      3,890,847      3.38      8.404      667      299,296      82.12     45.70     0.00    31.11
90.01% to 95.00%              11      2,888,450      2.51      7.878      687      262,586      79.44     46.82     0.00    40.30
95.01% to 100.00%            437     98,376,584     85.40      7.883      686      225,118      79.60     45.42     0.00    17.38
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 8        909,927      0.79      8.421      662      113,741      75.34     15.49     0.00     0.00
20.01% to 25.00%               6        739,133      0.64      8.172      656      123,189      76.73     23.55     0.00    34.42
25.01% to 30.00%              15      2,401,104      2.08      8.459      670      160,074      79.15     28.31     0.00     4.26
30.01% to 35.00%              29      4,596,323      3.99      8.089      676      158,494      78.92     33.29     0.00    20.17
35.01% to 40.00%              49     10,486,534      9.10      7.706      688      214,011      79.01     38.23     0.00    19.51
40.01% to 45.00%             106     19,626,160     17.04      8.177      678      185,152      80.01     42.95     0.00    15.70
45.01% to 50.00%             245     62,446,452     54.21      7.924      682      254,883      79.07     48.27     0.00    18.30
50.01% to 55.00%              51     13,711,315     11.90      8.055      680      268,849      80.17     50.37     0.00    16.75
55.01% to 60.00%               1        272,000      0.24      8.375      640      272,000      80.00     57.97     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     436     98,031,816     85.11      7.907      685      224,844      79.47     45.56     0.00    18.11
Refinance - Cashout           69     15,962,456     13.86      8.434      656      231,340      78.07     43.50     0.00    14.92
Refinance - Rate Term          5      1,194,677      1.04      8.553      637      238,935      82.42     46.97     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                379     85,493,511     74.22      7.992      679      225,577      79.21     45.28     0.00    17.83
Planned Unit Development      67     15,281,075     13.27      8.002      680      228,076      79.69     45.10     0.00    15.54
Condo                         47      9,573,714      8.31      8.014      685      203,696      78.83     44.52     0.00    10.84
Two- to Four-Family           17      4,840,649      4.20      7.793      703      284,744      80.86     47.59     0.00    30.64
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      495    112,882,990     98.00      7.968      680      228,046      79.26     45.30     0.00    17.84
Investment                    13      1,872,765      1.63      8.867      690      144,059      81.72     43.89     0.00     0.00
Second Home                    2        433,194      0.38      9.070      652      216,597      80.49     47.59     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             52     11,480,933      9.97      8.405      667     220,787.17    79.02     44.21     0.00    12.42
1                            320     78,263,945     67.94      7.737      684     244,574.83    78.53     45.39     0.00    18.12
2                            129     24,463,406     21.24      8.475      675     189,638.80    81.41     45.39     0.00    18.52
3                              7        750,976      0.65     10.563      649     107,282.35    89.32     47.62     0.00     0.00
4                              2        229,689      0.20     11.914      645     114,844.37   100.00     46.25     0.00     0.00
                             ---    -----------    ------     ------      ---     ----------   ------     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680        225,861    79.31     45.29     0.00    17.48
                             ===    ===========    ======     ======      ===     ==========   ======     =====     ====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          62     10,480,069      9.10      9.247      653      169,033      81.30     42.02     0.00     7.54
6 Months                       7        859,275      0.75      8.089      695      122,754      79.05     43.76     0.00     0.00
12 Months                     47     15,326,979     13.31      7.917      678      326,106      78.53     45.53     0.00    14.49
24 Months                    254     61,608,208     53.48      7.799      683      242,552      79.29     46.11     0.00    26.34
36 Months                    140     26,914,417     23.37      7.964      686      192,246      79.01     44.60     0.00     3.33
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --        0            0         --        --     0.00     0.00
501 to 525                     0              0        --         --        0            0         --        --     0.00     0.00
526 to 550                     0              0        --         --        0            0         --        --     0.00     0.00
551 to 575                     6        998,708      0.87      9.323      564      166,451      63.56     38.03     0.00     0.00
576 to 600                    10      2,597,565      2.26      9.329      587      259,756      77.00     42.55     0.00     0.00
601 to 625                    13      2,490,783      2.16      8.978      615      191,599      80.66     44.27     0.00     0.00
626 to 650                    96     18,697,540     16.23      8.706      644      194,766      79.40     45.04     0.00     5.76
651 to 675                   148     29,248,495     25.39      8.493      662      197,625      80.26     45.56     0.00    18.39
676 to 700                   108     29,793,034     25.86      7.399      688      275,861      78.98     45.86     0.00    24.04
701 to 725                    68     16,843,502     14.62      7.361      711      247,699      79.40     45.06     0.00    25.99
726 to 750                    32      8,387,345      7.28      7.647      736      262,105      79.09     45.94     0.00    16.42
751 to 775                    23      4,890,627      4.25      7.160      765      212,636      78.91     44.19     0.00    15.54
776 to 800                     5      1,145,350      0.99      7.518      783      229,070      79.99     46.56     0.00     0.00
801 to 825                     1         96,000      0.08      7.375      801       96,000      80.00     33.37     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       510    115,188,949    100.00      7.987      680      225,861      79.31     45.29     0.00    17.48
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                 1        216,779      0.20      9.990      600      216,779      80.00     47.61     0.00     0.00
3.001% to 3.500%               0              0        --         --        0            0         --        --     0.00     0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --     0.00     0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --     0.00     0.00
4.501% to 5.000%               0              0        --         --        0            0         --        --     0.00     0.00
5.001% to 5.500%               1         59,987      0.06      7.500      672       59,987      75.00     48.64     0.00     0.00
5.501% to 6.000%              60     15,971,371     14.71      7.002      714      266,190      78.49     44.55     0.00    33.92
6.001% to 6.500%             116     31,474,840     28.99      7.266      703      271,335      78.57     46.26     0.00    21.37
6.501% to 7.000%              87     22,004,228     20.27      7.852      680      252,922      78.39     44.75     0.00    26.32
7.001% to 7.500%              89     20,284,914     18.69      8.302      663      227,920      78.29     45.70     0.00     6.42
7.501% to 8.000%              70     14,643,253     13.49      8.735      643      209,189      78.73     44.64     0.00     6.15
8.001% to 8.500%              14      1,899,439      1.75      9.297      643      135,674      80.65     43.00     0.00        0
8.501% to 9.000%               7      2,003,502      1.85      9.863      605      286,215      80.26     44.18     0.00     0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    -----
TOTAL:                       445    108,558,313    100.00      7.827      681      243,951      78.56     45.29     0.00    18.55
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%             1        112,750      0.10      6.500      734      112,750      55.00     39.95     0.00     0.00
12.501% to 13.000%            72     20,528,133     18.91      6.990      712      285,113      78.60     45.88     0.00    31.28
13.001% to 13.500%           103     27,080,447     24.95      7.290      703      262,917      78.58     45.88     0.00    20.50
13.501% to 14.000%            89     22,740,595     20.95      7.856      679      255,512      78.26     45.35     0.00    25.47
14.001% to 14.500%            84     18,274,046     16.83      8.320      664      217,548      78.39     45.31     0.00     8.04
14.501% to 15.000%            70     14,954,960     13.78      8.742      643      213,642      79.17     43.87     0.00     6.02
15.001% to 15.500%            15      2,337,305      2.15      9.281      648      155,820      80.70     42.71     0.00     0.00
15.501% to 16.000%            10      2,320,166      2.14      9.814      606      232,017      77.90     45.74     0.00     0.00
16.001% to 16.500%             1        209,912      0.19     10.250      560      209,912      70.00     29.21     0.00     0.00
                             ---    -----------    ------     ------      ---      -------      -----     -----     ----    -----
TOTAL:                       445    108,558,313    100.00      7.827      681      243,951      78.56     45.29     0.00    18.55
                             ===    ===========    ======     ======      ===      =======      =====     =====     ====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                     51     13,067,101     12.04      7.751      687      256,218      78.09     46.02     0.00     33.17
August 2008                  226     59,735,080     55.03      7.716      682      264,315      78.55     45.63     0.00     23.31
September 2008                30      7,452,764      6.87      8.186      667      248,425      78.78     44.99     0.00     12.92
June 2009                      2        344,834      0.32      9.250      646      172,417      76.74     47.91     0.00      0.00
July 2009                     29      6,760,233      6.23      8.266      657      233,111      78.31     43.92     0.00      0.00
August 2009                   75     15,471,475     14.25      7.804      691      206,286      78.75     44.90     0.00      1.64
September 2009                18      2,996,236      2.76      8.660      661      166,458      80.50     42.42     0.00      5.61
July 2011                      3        409,951      0.38      7.583      724      136,650      80.00     37.63     0.00     47.81
August 2011                    8      1,668,140      1.54      7.375      722      208,518      77.87     46.69     0.00      0.00
September 2011                 1        295,000      0.27      8.500      660      295,000      73.75     49.56     0.00    100.00
August 2013                    2        357,500      0.33      7.777      691      178,750      79.99     30.57     0.00      0.00
                             ---    -----------    ------      -----      ---      -------      -----     -----     ----    ------
TOTAL:                       445    108,558,313    100.00      7.827      681      243,951      78.56     45.29     0.00     18.55
                             ===    ===========    ======      =====      ===      =======      =====     =====     ====    ======